Security Equity Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated December 3, 2013

to the Statutory Prospectus, Summary Prospectus, and Statement of Additional

Information Dated June 14, 2013, as supplemented from time to time

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectus and Summary Prospectus (collectively, the “Prospectuses”) and Statement of Additional Information (the “SAI”) for Guggenheim Enhanced World Equity Fund (the “Fund”) and should be read in conjunction with the Prospectuses and SAI.

Effective immediately, all references in the Prospectuses and SAI relating to the ticker symbol for A-Class shares of the Fund are deleted and replaced with the following:

GEEWX

Effective immediately, all references in the Prospectuses and SAI relating to the ticker symbol for C-Class shares of the Fund are deleted and replaced with the following:

GEEFX

Effective immediately, all references in the Prospectuses and SAI relating to the ticker symbol for Institutional Class shares of the Fund are deleted and replaced with the following:

GEEGX

Please Retain This Supplement for Future Reference

EWE-SUP2-1113x0114